UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 16, 2002


                Federal Agricultural Mortgage Corporation
                  ----------------------------------------------
             (Exact name of registrant as specified in its charter)


    Federally chartered
    instrumentality of
    the United States                    0-17440                 52-1578738
-------------------------------        ------------            --------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)



1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.            20036
-----------------------------------------------------------         ------------
      (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
         (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  99    Press release dated July 16, 2002.

Item 9.  Regulation FD Disclosure.

     On July 16, 2002, the Registrant issued a press release to announce the details of the release of the Registrant's second quarter financial results and a conference call to discuss those results. The press release is filed as
Exhibit 99 hereto and incorporated herein by reference.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:   Jerome G. Oslick
                                        Title:  Vice President - General Counsel




Dated:      July 16, 2002

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

99                           Press Release Dated July 16, 2002          5

                                                                   Exhibit 99



                                      NEWS


FOR IMMEDIATE RELEASE                                             CONTACT
---------------------                                             -------
July 16, 2002                                                     Jerome Oslick
                                                                  202-872-7700


                      Farmer Mac Announces Conference Call
                           on Second Quarter Earnings


     Washington, D.C. -- The Federal Agricultural Mortgage Corporation (Farmer Mac, NYSE: AGM and AGMA), the stockholder-owned instrumentality of the United States chartered by Congress to establish a secondary market for agricultural real estate and rural housing mortgage loans, today announced that it will report its second quarter financial results after the close of trading on the New York Stock Exchange on Thursday, July 18, 2002. The Company will host a conference call to discuss the quarter's results at 11:00 a.m. Eastern Time on Friday, July 19, 2002. Interested parties may listen to a live audio webcast of the conference call on Farmer Mac's website, http://www.farmermac.com/Conference Call. A replay of the conference call will be available on Farmer Mac's website for two weeks.

                                         * * * * *